QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.5

FIRST AMENDMENT TO
AMENDED RESTATED CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is made and entered into effective as of May 12, 2004, by and among COMFORT SYSTEMS USA, INC., Delaware corporation ("Borrower"); BANK OF TEXAS NA, individually and as Administrative Agent ("Administrative Agent"); HIBERNIA NATIONAL BANK, as Documentation Agent; and the Lenders ("Lenders") and Guarantors ("Guarantors") set forth on the signature pages hereto.

R E C I T A L S:

        WHEREAS, Borrower, the Administrative Agent, the Document Agent and the Lenders entered into an Amended and Restated Credit Agreement dated December 31, 2003 (which as the same may be amended from time to time is herein called the "Credit Agreement"), pursuant to which Borrower amended and restated the Prior Credit Documents; and

        WHEREAS, Borrower, Administrative Agent, Document Agent, Lenders and Guarantors desire to amend the Credit Agreement as herein set forth.

        NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.     Definitions.    Except as otherwise provided below, unless the context hereof indicates otherwise, all capitalized terms used herein shall have the same meaning as such capitalized terms are defined in the Credit Agreement.

        2.     Amendments to the Credit Agreement.    The Credit Agreement is, effective the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, amended by deleting Section 2.12 in its entirety and substituting the following:

        "Section 2.12.    Letter of Credit Fees.    In consideration of LC Issuer's issuance of any Letter of Credit, Borrower agrees to pay (a) to Administrative Agent, for the account of all Lenders in accordance with their respective Percentage Shares, a per annum letter of credit issuance fee at a rate equal to 75% of the Eurodollar Margin in effect for Revolving Loans, and (b) to such LC Issuer for its own account, a letter of credit fronting fee at a rate equal to 0.125% per annum. The letter of credit fee and the letter of credit fronting fee will be calculated on the undrawn face amount of each Letter of Credit outstanding on each day at the above-applicable rates and will be due and payable in arrears on the first day of each Fiscal Quarter and at the end of the Commitment Period."

        3.     Conditions Precedent to Effectiveness of Amendment.    This Amendment shall become effective when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by Borrower, the Guarantors and all of the Lenders.

        4.     Representations and Warranties of Borrower.    Borrower represents and warrants as follows:

          (a)   Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower, enforceable against it in accordance with its terms. This Amendment does not violate any provisions of the organizational documents of Borrower, or any material contract, agreement, law or regulation to which Borrower is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state; and

          (b)   When duly executed and delivered, each of this Amendment and the Credit Agreement will be legal and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

        5.     Representations and Warranties of Guarantors.    Each Guarantor represents and warrants that such Guarantor is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment does not violate any provisions of the organizational documents of such Guarantor, or any material contract, agreement, law or regulation to which Guarantor is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state.

        6.     Reference to and Effect on the Loan Documents.

          (a)   Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

          (b)   Except as specifically amended above, the Credit Agreement and the Notes, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Credit Agreement as amended hereby, and the Note(s), and under the other Security Documents.

          (c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Security Documents, nor constitute a waiver of any provision of any of the Security Documents.

        7.     Execution in Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        8.     Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

        9.     Final Agreement.    THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

BORROWER:
COMFORT SYSTEMS USA, INC.,
By:	/s/ J. GORDON BEITTENMILLER J. Gordon Beittenmiller Executive Vice President and Chief Financial Officer

LENDERS:
BANK OF TEXAS NA Administrative Agent and Lender
By:	/s/ H. GALE SMITH, JR. H. Gale Smith, Jr. Senior Vice President
HIBERNIA NATIONAL BANK, Documentation Agent, LC Issuer and Lender
By:	/s/ MICHAEL MEISS Michael Meiss Senior Vice President
BANK OF SCOTLAND, Lender
By:	/s/ JOSEPH FRATUS Joseph Fratus First Vice President
FIRSTCAPITAL BANK, SSB, Lender
By:	/s/ WILLIAM H. FOWLER William H. Fowler Senior Vice President
GUARANTORS:
ACI MECHANICAL, INC.
ACI MECHANICAL USA, INC.
ARC COMFORT SYSTEMS USA, INC.
ACCURATE AIR SYSTEMS, L.P., by Atlas-Accurate Holdings, L.L.C., as general partner
ACCU-TEMP GP, INC. ACCU-TEMP LP, INC.
AIR TEMP, INC.
ATLAS-ACCURATE HOLDINGS, L.L.C., by CS53 Acquisition Corp., as acting member
ATLAS AIR CONDITIONING COMPANY, L.P., by Atlas-Accurate Holdings, L.L.C. as general partner
BATCHELOR'S MECHANICAL CONTRACTORS, INC.

BCM CONTROLS CORPORATION
CALIFORNIA COMFORT SYSTEMS USA, INC.
CEL, INC.
CENTRAL MECHANICAL, INC.
CLIMATE CONTROL, INC.
COMFORT SYSTEMS USA (ARKANSAS), INC.
COMFORT SYSTEMS USA (BALTIMORE), INC.
COMFORT SYSTEMS USA (BOWLING GREEN), INC.
COMFORT SYSTEMS USA (BRISTOL), INC.
COMFORT SYSTEMS USA (CLEVELAND), INC.
COMFORT SYSTEMS USA (FLORIDA), INC.
COMFORT SYSTEMS USA G.P., INC.
COMFORT SYSTEMS USA (HARTFORD), INC.
COMFORT SYSTEMS USA (INTERMOUNTAIN), INC.
COMFORT SYSTEMS USA NATIONAL ACCOUNTS, LLC, by Accu-Temp LP, Inc., as acting member
COMFORT SYSTEMS USA (SYRACUSE), INC.
COMFORT SYSTEMS USA (TEXAS), L.P., by Comfort Systems USA G.P., Inc., as general partner
COMFORT SYSTEMS USA (TWIN CITIES), INC.
COMFORT SYSTEMS USA (WESTERN MICHIGAN), INC.
CS44 ACQUISITION CORP.
CS53 ACQUISITION CORP.
DESIGN MECHANICAL INCORPORATED
EASTERN HEATING & COOLING, INC.
ESS ENGINEERING, INC.
GULFSIDE MECHANICAL, INC.
H & M MECHANICAL, INC.
HELM CORPORATION
HESS MECHANICAL CORPORATION
INDUSTRIAL COOLING INC.

J & J MECHANICAL, INC.
JAMES AIR CONDITIONING ENTERPRISE INC.
MARTIN HEATING, INC.
MECHANICAL SERVICE GROUP, INC.
MECHANICAL TECHNICAL SERVICES, L.P., by Atlas-Accurate Holdings, L.L.C., as general partner
MJ MECHANICAL SERVICES, INC.
NEEL MECHANICAL CONTRACTORS, INC.
NORTH AMERICAN MECHANICAL, INC.
QUALITY AIR HEATING & COOLING, INC.
S&K AIR CONDITIONING CO., INC.
S. I. GOLDMAN COMPANY, INC.
S.M. LAWRENCE COMPANY, INC.
SA ASSOCIATES, INC.
SALMON & ALDER, LLC, by SA Associates, Inc. as acting member
SEASONAIR, INC.
SHEREN PLUMBING & HEATING, INC.
TARGET CONSTRUCTION, INC.
TEMP-RIGHT SERVICE, INC.
THE CAPITAL REFRIGERATION COMPANY
TRI-CITY MECHANICAL, INC.
UNITED ENVIRONMENTAL SERVICES, L.P., by Atlas-Accurate Holdings, L.L.C., as general partner
WESTERN BUILDING SERVICES, INC.
By:	/s/ J. GORDON BEITTENMILLER J. GORDON BEITTENMILLER, Vice President and Assistant Secretary

QuickLinks

  Exhibit 10.5
FIRST AMENDMENT TO AMENDED RESTATED CREDIT AGREEMENT